UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 20, 2009

NovaMed, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-26625	36-4116193
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

980 North Michigan Avenue, Suite 1620, Chicago, Illinois	60611
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 664-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2009, the stockholders of NovaMed, Inc. (the “Company”) approved amendments to the Company’s Amended and Restated 2005 Stock Incentive Plan (the “2005 Plan”) at the Company’s Annual Meeting of Stockholders.  The amendments to the 2005 Plan increase the number of shares of common stock reserved for issuance under the 2005 Plan by 1,000,000 shares, from the current 1,400,000 shares to a total of 2,400,000 shares. The foregoing description of the amendments is qualified in its entirety by the text of the Second Amended and Restated 2005 Stock Incentive Plan, which is filed as Exhibit 10.17 hereto and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Title

10.17	Second Amended and Restated 2005 Stock Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaMed, Inc.

Dated: May 26, 2009	By:	/s/ Scott T. Macomber
Scott T. Macomber Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Title

10.17	Second Amended and Restated 2005 Stock Incentive Plan